                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): April 21, 1997
                                                        --------------


                         First Alliance Mortgage Company
                                  on behalf of
                    First Alliance Mortgage Loan Trust 1997-1
                    -----------------------------------------
              Exact name of registrant as specified in its charter)


         New York                    033-99604-04                13-3989764
----------------------------      ------------------         ------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


                       c/o First Alliance Mortgage Company
                           Attention: Francisco Nebot
                         Executive Vice President & CFO
                             17305 Von Karman Avenue
                                Irvine, CA 92614
                ------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: (949) 224-8500




                                 Not Applicable
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.)

Item 5.      Other Events.

            Information relating to the distributions to Certificateholders for the April 1997 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1997-1, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between First Alliance Mortgage Company as Servicer, and Chase Manhattan Bank, as trustee.


Item 7.      Exhibit.

           Monthly Report for the April 1997 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1997-1, Class A issued by the First Alliance Mortgage Loan Trust 1997-1.


------------------------------------------------------------------------------------------------------------------------------------
                                                  FIRST ALLIANCE MORTGAGE COMPANY
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
====================================================================================================================================

DISTRIBUTION:                          21-Apr-97                                                                             PAGE #1



              ORIGINAL         BEGINNING                                                    ENDING        ENDING
            CERTIFICATE       CERTIFICATE      PRINCIPAL     INTEREST        TOTAL        CERTIFICATE    PRINCIPAL        SUBORD.
  CLASS       BALANCE           BALANCE      DISTRIBUTION  DISTRIBUTION   DISTRIBUTION      BALANCE       BALANCE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

A-1         24,500,000.00    24,500,000.00    224,258.84    147,000.00   371,258.84     24,275,741.16   24,327,344.93     51,603.77

A-2         48,500,000.00    48,500,000.00    494,525.48    198,378.47   692,903.95     48,005,474.52   48,149,702.01    144,227.49

R                N/A             N/A                0.00          0.00         0.00          N/A             N/A             N/A







------------------------------------------------------------------------------------------------------------------------------------
TOTALS      73,000,000.00    73,000,000.00    718,784.32    345,378.47 1,064,162.79     72,281,215.68   72,477,046.94
------------------------------------------------------------------------------------------------------------------------------------





                    FACTOR  INFORMATION   PER $1,000                                                     PASS THRU RATES



                                              ENDING
              PRINCIPAL       INTEREST      CERTIFICATE                                                     ORIG PASS    CURR PASS
  CLASS     DISTRIBUTION    DISTRIBUTION      BALANCE                                         CLASS         THRU RATE    THRU RATE
------------------------------------------------------------------------------------------------------------------------------------

   A-1       9.15342204       6.00000000     990.84657796                                      A-1            7.20000%   7.20000%

   A-2      10.19640165       4.09027773     989.80359835                                      A-2            5.89000%   5.89000%

    R           N/A              N/A             N/A                                             R              N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  FIRST ALLIANCE MORTGAGE COMPANY
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
------------------------------------------------------------------------------------------------------------------------------------




DISTRIBUTION:                          21-Apr-97                                                                            PAGE #2


                                        --------------------------------------------------------------------------------------------
                                                            PREPAID
SEC. 7.8(a)(ii)  TOTAL PRIN DISTRIBUTION   SCH. PRIN.    INSTALLMENTS  PREPAYMENTS  LIQUIDATIONS    SUB. INCREASE    SUB RED.
                                        --------------------------------------------------------------------------------------------
            CLASS A-1 DISTRIBUTION           8,481.22            0.00   164,555.75         0.00        51,221.87         0.00

            CLASS A-2 DISTRIBUTION          16,408.63            0.00   334,136.76         0.00       143,980.09         0.00
                                        --------------------------------------------------------------------------------------------

SEC. 7.8(a)(v)     CLASS A-1 INSURED PAYMENT             0.00
                   CLASS A-2 INSURED PAYMENT             0.00

SEC. 7.8(a)(vi)    CODE INFORMATION                      NONE

                                                          GROUP I       GROUP II
                                                          -------       --------
SEC. 7.8(a)(vii)   LOAN PURCHASE PRICES                     0.00           0.00
                   SUBSTITUTION AMOUNTS                     0.00           0.00

SEC. 7.8(a)(viii)  SUBORDINATION REDUCTION AMOUNT           0.00           0.00

SEC. 7.8(a)(ix)    CURRENT REALIZED LOSSES                  0.00           0.00
                   CUMULATIVE REALIZED LOSSES               0.00           0.00

SEC. 7.8(a)(x)     LOANS BOUGHT PURSUANT TO
                   SECTION 3.4, 3.6 AND 8.10                0.00           0.00

SEC. 7.8(a)(xi)    GROUP II AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT       0.00


                                                      CLASS A-1      CLASS A-2
                                                      ---------      ---------
SEC. 7.8(a)(xii)   POOL FACTOR                        0.99084658     0.98980360


                            ---------------------------------------------------------------------
SEC. 7.8(b)(i) GROUP I            PERIOD           NUMBER        PRIN. BALANCE       PERCENTAGE
                            ---------------------------------------------------------------------
           DELINQUENCIES        31 - 60 DAYS          0            0.00            0.00%
                                61 - 90 DAYS          0            0.00            0.00%
                                  91+ DAYS            0            0.00            0.00%
                            ---------------------------------------------------------------------


                            ---------------------------------------------------------------------
           GROUP II               PERIOD           NUMBER        PRIN. BALANCE       PERCENTAGE
                            ---------------------------------------------------------------------
           DELINQUENCIES        31 - 60 DAYS          0           0.00             0.00%
                                61 - 90 DAYS          0           0.00             0.00%
                                  91+ DAYS            0           0.00             0.00%
                            ---------------------------------------------------------------------




                                                -----------------------------------------------
SEC. 7.8(b)(ii)  LOANS IN FORECLOSURE                               GROUP I
                                                -----------------------------------------------
           (Included in Delinquencies above)        NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0           0.00               0.00%
                                                -----------------------------------------------

                                                -----------------------------------------------
                                                                    GROUP II
                                                -----------------------------------------------
                                                    NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0           0.00               0.00%
                                                -----------------------------------------------


                                                -----------------------------------------------
SEC. 7.8(b)(iii)  LOANS IN BANKRUPTCY                               GROUP I
                                                -----------------------------------------------
           (Included in Delinquencies above)        NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0                0.00             0.00%
                                                -----------------------------------------------

                                                -----------------------------------------------
                                                                    GROUP II
                                                -----------------------------------------------
                                                    NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0             0.00                0.00%
                                                -----------------------------------------------




                                                -----------------------------------------------
SEC. 7.8(b)(iv)  REO PROPERTIES                                      GROUP I
                                                -----------------------------------------------
           (Not included in Delinquencies above)    NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0                0.00             0.00%
                                                -----------------------------------------------

                                                -----------------------------------------------
                                                                    GROUP II
                                                -----------------------------------------------
                                                    NUMBER        PRIN. BALANCE    PERCENTAGE
                                                -----------------------------------------------
                                                      0                0.00             0.00%
                                                -----------------------------------------------




                                                      GROUP I       GROUP II
                                                      -------       --------
SEC. 7.8(b)(v)  ENDING AGGREGATE LOAN BALANCE        24,327,344.93 48,149,702.01
                ENDING INITIAL MORTGAGE LOANS                  N/A           N/A
                ENDING SUBSEQUENT MORTGAGE LOANS               N/A           N/A


SEC. 7.8(b)(vi) BOOK VALUE OF REO PROPERTY            GROUP I       GROUP II
                                                      -------       --------
                                                           0.00          0.00


            SERVICING FEE                             GROUP I       GROUP II
                                                      -------       --------
                                                      10,208.56     20,208.42

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       First Alliance Mortgage Loan Trust 1997-1
                                       -----------------------------------------
                                                   (Registrant)

                                 By:     First Alliance Mortgage Company
                                       -----------------------------------------
                                                     (Servicer)

Date:  March 18, 1999             By:    /s/ Francisco Nebot
      ---------------                   ----------------------------------------


                                 Name:      Francisco Nebot
                                       -----------------------------------------

                                         Executive Vice President and
                                 Title:    Chief Financial Officer
                                       -----------------------------------------